EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Xerox Corporation:

     We consent to the use of our reports incorporated herein by reference.

                                                  KPMG LLP

Stamford, Connecticut
April 27, 2000